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                                                                    EXHIBIT 10.5

                           TAX DISTRIBUTION AGREEMENT

     This Tax Distribution Agreement (the "Agreement"), dated as of February 4, 1999, is by and among Luigino's, Inc., a Minnesota corporation (the "Company"), and all of the stockholders of the Company as listed on the signature pages hereto (collectively, the "Stockholders"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture (as defined below).

                                    RECITALS

     A. The Company is a "S corporation" for federal and certain state income tax purposes and, accordingly, the Stockholders are directly subject to tax on their respective proportionate shares of the taxable income of the Company for federal and certain state income tax purposes.

     B. Pursuant to that certain Indenture between the Company and U.S. Bank Trust National Association, as Trustee thereunder, dated as of February 4, 1999, relating to the Notes, the Company is prohibited from making distributions to its Stockholders except in certain circumstances as provided in the Indenture.

     C. The Indenture provides, among other things, that the Company may make certain distributions to its Stockholders in accordance with the provisions of this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1. Defined Terms. As used herein, the terms below shall have the following meanings. Any of these terms, unless the context otherwise requires, may be used in the singular or plural depending upon the reference.

     "Estimation Period" means the period for which an Owner is required to estimate for federal income tax purposes its allocation of taxable income from a calendar year in connection with determining its estimated federal income tax liability for such period.

     "Owner" shall mean a stockholder of the Company if the Company is a S corporation, or a partner, member or other such owner of the Company if the Company is another substantially similar type of pass-through entity for income tax purposes.
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     "Permitted Quarterly Tax Distributions" means quarterly distributions of
Tax Amounts determined on the basis of the estimated taxable income of the Company, for the related Estimation Period, provided, however, that (A) prior to any distributions of Tax Amounts, the Company shall deliver to the Trustee an officer's certificate certifying that the Tax Amounts to be distributed were determined in accordance with the terms hereof and stating to the effect that the Company qualifies as an S corporation or substantially similar pass-through entity for federal income tax purposes and (B) at the time of such distributions, the most recent audited financial statements of the Company reflect that the Company was treated as an S corporation or substantially similar pass-through entity for federal income tax purposes for the period covered by such financial statements.

     "Quarterly Payment Period" means the period commencing on the fifth (5th) day and ending on and including the fifteenth (15th) day of each month in which federal individual estimated tax payments are due provided that payments in respect of estimated state income taxes due in January may instead, at the option of the Company, be paid during the last ten (10) days of the immediately preceding December.

     "Tax Amounts" with respect to any taxable period shall be equal to (A) the product of (x) the taxable income of the Company for such period as determined by the Tax Amounts CPA and (y) the Tax Percentage.

     "Tax Amounts CPA" means any nationally recognized certified public accounting firm.

     "Tax Percentage" means, for a particular taxable year, the highest effective marginal combined rate of federal and state income tax applicable to any Owner. The rate of "state income tax" to be taken into account for purposes of determining the Tax Percentage for a particular taxable year shall be deemed to be the highest state marginal tax rate applicable to any Owner.

     "True-up Amount" means, in respect of a particular taxable year, an amount determined by the Tax Amounts CPA equal to the difference between (i) the aggregate Permitted Quarterly Tax Distributions actually distributed in respect of such taxable year and (ii) the Tax Amounts for such year. For purposes of this Agreement, the amount equal to the excess, if any, of the amount described in clause (i) over the amount described in clause (ii) above shall be referred to as the "True-up Amount due to the Company" and the excess, if any, of the amount described in clause (ii) over the amount described in clause (i) above shall be referred to as the "True-up Amount due to the Owners."

                                   ARTICLE II

                          PERMITTED TAX DISTRIBUTIONS

     2.1. Permitted Quarterly Tax Distribution. For so long as the Company is an S corporation or a substantially similar pass-through entity for federal income tax purposes, the Company may make cash distributions to its Owners, during each Quarterly Payment Period, in an aggregate amount not to exceed the Permitted Quarterly Tax Distribution in respect of the

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related Estimation Period. If any portion of a Permitted Quarterly Tax
Distribution is not distributed during such Quarterly Payment Period, the Permitted Quarterly Tax Distribution payable during the immediately following Quarterly Payment Period shall be increased by such undistributed portion.

     2.2. True-up Amount. Within thirty (30) days following the Company's filing of an Internal Revenue Service Form 1120S (or other similar Company tax return) for the immediately preceding taxable year, the Tax Amounts CPA shall file with the Trustee a written statement indicating in reasonable detail the calculation of the True-up Amount. In the case of a True-up Amount due to the Owners, the Permitted Quarterly Tax Distribution payable during the immediately following Quarterly Payment Period shall be increased by such True-up Amount. In the case of a True-up Amount due to the Company, the Permitted Quarterly Tax Distribution payable during the immediately following Quarterly Payment Period shall be reduced by such True-up Amount and the excess, if any, of the True-up Amount over such Permitted Quarterly Tax Distribution shall be applied to reduce the immediately following Permitted Quarterly Tax Distributions until such True-up Amount is entirely offset. If the amount of the Company's taxable income used to calculate a True-Up Amount for a tax year is subsequently modified (pursuant to an adjustment by a taxing authority or otherwise), the Tax Amounts CPA shall promptly file with the Trustee a written statement indicating in reasonable detail the calculation of the adjustment to the True Amount (the "Adjustment"), and such Adjustment shall be given effect when calculating subsequent Permitted Quarterly Tax Distributions in accordance with the terms of the preceding sentence.

                                   ARTICLE III

                                  MISCELLANEOUS

     3.1. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which counterparts collectively shall constitute one instrument representing the Agreement among the parties hereto.

     3.2. Construction of Terms. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     3.3. Governing Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Florida.

     3.4. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties any rights or remedies hereunder.

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     3.5. Interpretation. The title, article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

     3.6. Severability. In the event that any one or more of the provisions of this Agreement shall be held to be illegal, invalid, or unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and the parties shall use their best efforts to replace such illegal, invalid or unenforceable provisions with an enforceable provision approximating, to the extent possible, the original intent of the parties.

     3.7. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter.

     3.8. Notice. Any communication to be delivered hereunder shall be delivered to the Company at its principal office, with a copy to each Stockholder at its address set forth beneath its signature hereinbelow; provided, that a Stockholder may change its address by written notice to the Company.

     3.9. Gender. Whenever any pronoun is used in this Agreement, it shall be construed to include the masculine pronoun, the feminine pronoun or the neuter pronoun as shall be appropriate.

                            [Signature pages follow]






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THE COMPANY:                             LUIGINO'S, INC.


                                         By:  /s/ Jeno F. Paulucci
                                            ---------------------------------
                                                  Jeno F. Paulucci
                                            ---------------------------------
                                         Its: Chief Executive Officer
                                            ---------------------------------


STOCKHOLDERS:                            /s/ Jeno F. Paulucci
                                         ------------------------------------
                                         Jeno F. Paulucci, individually


                                         /s/ Michael J. Paulucci
                                         ------------------------------------
                                         Michael J. Paulucci, individually


                                         /s/ Larry W. Nelson
                                         ------------------------------------
                                         Larry W. Nelson


                                         /s/ William H. Hippee, Jr.
                                         ------------------------------------
                                         William H. Hippee, Jr.

                                         As trustees of the Michael J. Paulucci
                                         Trust under Paragraph 4.01 of the
                                         Irrevocable Trust Agreement of Jeno F.
                                         Paulucci dated August 31, 1996 (Jeno F.
                                         Paulucci 1996 Two-Year Annuity Trust),
                                         and not personally


                                         /s/ Larry W. Nelson
                                         ------------------------------------
                                         Larry W. Nelson


                                         /s/ William H. Hippee, Jr.
                                         ------------------------------------
                                         William H. Hippee, Jr.

                                      S-1
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                                         As trustees of the Cynthia J. Selton
                                         Trust under Paragraph 4.01 of the
                                         Irrevocable Trust Agreement of Jeno F.
                                         Paulucci dated August 31, 1996 (Jeno F.
                                         Paulucci 1996 Two-Year Annuity Trust),
                                         and not personally


                                         /s/ Larry M. Scanlon
                                         ------------------------------------
                                         Larry M. Scanlon


                                         /s/ William H. Hippee, Jr.
                                         ------------------------------------
                                         William H. Hippee, Jr.

                                         As trustees of the Michael J. Paulucci
                                         1996 Twelve-Year Annuity Trust under
                                         Irrevocable Trust Agreement dated
                                         August 31, 1996


                                         /s/ Larry W. Nelson
                                         ------------------------------------
                                         Larry W. Nelson


                                         /s/ William H. Hippee, Jr.
                                         ------------------------------------
                                         William H. Hippee, Jr.

                                         As trustees of the Cynthia J. Selton
                                         1996 Ten-Year Annuity Trust under
                                         Irrevocable Trust Agreement dated
                                         August 30,


                                         /s/ Larry W. Nelson
                                         ------------------------------------
                                         Larry W. Nelson


                                         /s/ William H. Hippee, Jr.
                                         ------------------------------------
                                         William H. Hippee, Jr.

                                         As trustees of the Cynthia J. Selton
                                         1996 Twelve-Year Annuity Trust under
                                         Irrevocable Trust Agreement dated
                                         August 30, 1996

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